Income Tax Recovery (Expense)	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Tax Disclosure	Income Tax Expense
The Company and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are organized because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s Australian, U.K., U.S. and Canadian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities from continuing operations are as follows:

	As at
	December 31, 2024 $	December 31, 2023 $
Deferred tax assets:
Vessels and equipment	113	19
Tax losses carried forward	1,005	—
Other	3,116	2,338
Total deferred tax assets	4,234	2,357
Deferred tax liabilities:
Vessels and equipment	83	32
Provisions	—	87
Other	47	76
Total deferred tax liabilities	130	195
Net deferred tax assets	4,104	2,162

Deferred tax balances are presented in other non-current assets in the accompanying consolidated balance sheets.

The components of the provision for income tax expense are as follows:

	Year Ended December 31,
	2024 $	2023 $	2022 $
Current	(2,469)	(13,816)	(1,351)
Deferred	2,064	1,224	(885)
Income tax expense	(405)	(12,592)	(2,236)
The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year-to-year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended December 31,
	2024 $	2023 $	2022 $
Net income before taxes	404,072	532,482	237,663
Net income not subject to taxes	(377,996)	(509,581)	(226,668)
Net income subject to taxes	26,076	22,901	10,995
At applicable statutory tax rates	6,198	4,761	3,055
Permanent and currency differences and adjustments to uncertain tax positions	(5,201)	7,505	(645)
Other	(592)	326	(174)
Tax expense related to the year	405	12,592	2,236

The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities on the Company's consolidated balance sheets:

	Year Ended December 31,
	2024 $	2023 $	2022 $
Balance as at January 1	47,813	42,046	45,603
Increases for positions related to the current year	2,482	9,708	5,820
Increases for positions related to prior years	6,805	7,394	2,983
Decreases for positions taken in prior years	(3,303)	(4,798)	(964)
Decreases related to expiry of limitation period	(9,153)	(5,000)	(8,084)
Foreign exchange gain	(3,240)	(1,537)	(3,312)
Balance as at December 31	41,404	47,813	42,046

Included in the Company's current income tax expense are provisions for uncertain tax positions relating to freight taxes. Positions relating to freight taxes can vary each year depending on the trading patterns of the Company's vessels.
As at December 31, 2024, 2023 and 2022, included in the table above are total interest and penalties of $23.7 million, $24.1 million and $22.3 million, respectively. During the years ended December 31, 2024, 2023 and 2022, interest and penalties were approximately $7.6 million, $6.2 million and $3.8 million, respectively.

The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.